EXECUTION COPY

                            FERRELLGAS PARTNERS, L.P.

                                       and

                        FERRELLGAS PARTNERS FINANCE CORP.

                       93/8% Senior Secured Notes Due 2006

                 Unconditionally Guaranteed by Ferrellgas, L.P.

                               PURCHASE AGREEMENT



                                                                 April 23, 1996


DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
c/o  Donaldson, Lufkin & Jenrette
     Securities Corporation
     277 Park Avenue
     New York, New York  10172

Ladies and Gentlemen:

      1. Issuance of Securities. Ferrellgas Partners, L.P., a Delaware limited partnership (the "Partnership"), and Ferrellgas Partners Finance Corp., a wholly owned subsidiary of the Partnership ("Finance Corp." and, together with the Partnership, the "Issuers"), propose to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and Goldman, Sachs & Co. ("Goldman, Sachs" and, together with DLJ, the "Initial Purchasers") an aggregate of $160,000,000 principal amount of their 93/8% Senior Secured Notes due 2006 (the "Series A Senior Notes"), which are to be offered for resale by the Initial Purchasers to qualified institutional buyers (within the meaning of Rule 144A
("Rule  144A")  under  the  Securities  Act of  1933,  as  amended  (the  "Act")
("Qualified Institutional Buyers") in reliance upon Rule 144A and to institutional accredited investors (within the meaning of Rule 501(a)(1), (2),
(3)  or  (7)  under   the  Act   ("Regulation   D"))("Institutional   Accredited
Investors"). The Series A Senior Notes are to be issued pursuant to the provisions of an Indenture, to be dated as of April 26, 1996 (the "Indenture"), by and among the Issuers, Ferrellgas, L.P., a Delaware limited partnership (the "Guarantor" or the "Operating Partnership") and American Bank National Association, as Trustee (the "Trustee"). The Series A Senior Notes together with the Issuers' 93/8% Senior Secured Notes due 2006 issued in exchange therefore (the "Series B Senior Notes") are collectively referred to herein as the "Senior Notes." The Senior Notes will be fully and unconditionally guaranteed (the "Subsidiary Guarantee") as to payment of principal, interest, liquidated damages and premium, if any, on an unsecured senior subordinated basis, by the Guarantor on and after the Subsidiary Guarantee Effectiveness Date (as defined in the Indenture). The Senior Notes will also be secured by a first priority lien on all of the Capital Interests (as defined in the Indenture) of the Operating Partnership held by the Partnership pursuant to a Pledge Agreement, to be dated April 26, 1996 (the "Pledge Agreement"), among the


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Partnership,  Ferrellgas,  Inc., a Delaware corporation (the "General Partner"), and the Trustee, as collateral agent (the "Collateral Agent"). The offering of the Series A Senior Notes by the Issuers is referred to herein as the "Offering." Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture and the Registration Rights Agreement (as defined below), as the case may be.

           2. Offering Documents. The Series A Senior Notes will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Act. The Issuers have prepared a preliminary offering memorandum, dated April 10, 1996 (the "Preliminary Offering Memorandum"), and a final offering memorandum, dated April 23, 1996 (the "Offering Memorandum" and, together with the Preliminary Offering Memorandum, the "Offering Documents"), in connection with the Offering.

           Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Series A Senior Notes shall bear the following legend:

      "THE SENIOR NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THE SENIOR NOTE EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SENIOR NOTE EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SENIOR NOTE EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUERS THAT (A) SUCH SENIOR NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) (a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUERS SO REQUEST), (2) TO THE ISSUERS OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE
      HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SENIOR NOTE EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

           3. Agreements to Sell and Purchase. The Issuers agree to issue and sell to the Initial Purchasers, and on the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Initial Purchasers agree, severally and not jointly, to purchase from the Issuers, Series A Senior Notes in the respective principal amounts set forth opposite their names


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



on Schedule A hereto at a purchase price equal to 97 1/2% of the principal amount thereof (the "Purchase Price").

           4. Terms of Offering. (a) The Initial Purchasers have advised the Issuers that they will make offers (the "Exempt Resales") of the Series A Senior Notes purchased by them hereunder on the terms set forth in the Offering Documents, as amended or supplemented, solely to (i) persons (each, a "144A Purchaser") whom the Initial Purchasers reasonably believe to be Qualified
Institutional Buyers and (ii) a limited number of Institutional Accredited Investors who, as purchasers, have executed and delivered to the Initial Purchasers copies of the letter set forth in Appendix A to the Offering Memorandum (together with the Qualified Institutional Buyers, the "Eligible Purchasers"). The Initial Purchasers will offer the Series A Senior Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

           (b) Holders (including subsequent transferees) of Series A Senior Notes will have the registration rights set forth in (i) the registration rights agreement, to be dated April 26, 1996 (the "Registration Rights Agreement"), among the Issuers, the Guarantor and the Initial Purchasers relating to the Series A Senior Notes, pursuant to which Series B Senior Notes will be offered in exchange for the Series A Senior Notes (the "Exchange Offer").

           5. Delivery and Payment. Delivery to the Initial Purchasers of and payment for the Series A Senior Notes shall be made at 10:00 A.M., New York City time, on April 26, 1996 (the "Closing Date") at the offices of Latham & Watkins, 885 Third Avenue, New York, New York 10022. The Closing Date and the location of delivery of the Senior Notes may be varied by agreement among the Initial Purchasers and the Partnership.

           One or more Series A Senior Notes in definitive form registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), or such other names as the Initial Purchasers may request upon at least two business days' notice to the Issuers, having an aggregate amount corresponding to the aggregate amount of Series A Senior Notes sold pursuant to Eligible Resales (collectively, the "Global Note") shall be delivered by the Issuers to the Initial Purchasers, against payment by the Initial Purchasers of the Purchase Price thereof by certified or official bank check or checks drawn in, or a wire transfer to an account designated in writing by the Issuers to the Initial Purchasers of, immediately available funds. The Global Note in definitive form shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m. on the business day immediately preceding the Closing Date.

           6.   Agreements of the Parties.  Each of the Partnership,
Finance Corp., the Guarantor and the General Partner agrees with each of the Initial Purchasers:

           a. To prepare the Offering Documents in a form reasonably approved by the Initial Purchasers;

           b. (i) To advise the Initial Purchasers promptly and, if requested by any of the Initial Purchasers, confirm such advice in writing, of receipt of any notification with respect to the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Senior Notes or the Subsidiary Guarantee for offering or sale in any jurisdiction designated by the Initial Purchasers pursuant to clause 6(j) hereof, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, and (ii) to advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, of the happening of any event during such period as in the Initial Purchasers'


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



      reasonable judgment the Initial Purchasers are required to deliver a Preliminary Offering Memorandum or an Offering Memorandum in connection with sales of the Series A Senior Notes which makes any statement of a material fact made in the Offering Documents (or any supplement or amendment thereto) untrue or that requires the making of any additions to or changes in the Offering Documents (or any supplement or amendment thereto) in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; to use their best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of the Senior Notes or the Subsidiary Guarantee under any state securities or Blue Sky laws, and, if at any time, any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any of the Senior Notes or the Subsidiary Guarantee under any state securities or Blue Sky laws, to use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time;

           c. To furnish to the Initial Purchasers, without charge, such number of copies of the Offering Documents, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request and consent to the use of the Offering Documents, and any amendments and supplements thereto, by the Initial Purchasers in connection with Exempt Resales until such time as the Exchange Offer is Consummated (as defined below). The Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness of a registration statement under the Act relating to the Series B Senior Notes to be issued in the Exchange Offer, (ii) the maintenance of such registration statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) of the Registration Rights Agreement and (iii) the delivery by the Issuers to the Registrar under the Indenture of Series B Senior Notes in the same aggregate principal amount as the aggregate principal amount of Series A Senior Notes that were tendered by holders thereof pursuant to the Exchange Offer;

           d. Not amend or supplement the Offering Documents prior to the Closing Date unless the Initial Purchasers shall previously have been advised thereof and shall not have reasonably objected thereto; and, at any time prior to the Consummation of the Exchange Offer, to prepare, promptly upon the Initial Purchasers' reasonable request, any amendment or supplement to the Offering Memorandum which may be necessary or advisable in connection with Exempt Resales and furnish without charge to each of the Initial Purchasers as many copies as the Initial Purchasers may from time to time reasonably request of such amended Offering Memorandum or a supplement to the Offering Memorandum;

           e. Subject to paragraph (f) below, if, after the date hereof and prior to the completion of the Exempt Resales of the Series A Senior Notes by the Initial Purchasers, any event shall occur as a result of which it becomes necessary to amend or supplement the Offering Documents in order to make the statements therein, in the light of the circumstances when the Offering Documents are delivered to an Eligible Purchaser which is a prospective purchaser, not misleading, or if it is necessary to amend or supplement the Offering Documents to comply with applicable law, forthwith to prepare an appropriate amendment or supplement to the Offering Documents so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when the Offering Documents are so delivered, be misleading, or so that the Offering Documents will comply with applicable law, and to furnish to the Initial Purchasers such number of copies thereof as the Initial Purchasers may reasonably request;



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



           f. Prior to the Consummation of the Exchange Offer or the effectiveness of an applicable shelf registration statement if, in the reasonable judgment of the Initial Purchasers, the Initial Purchasers or any of their affiliates (as such term is defined in the rules and regulations under the Act) are required to deliver an offering memorandum in connection with sales of, or market-making activities with respect to, the Series A Senior Notes, (A) to periodically amend or supplement the Offering Documents when necessary in order that the information contained in the Offering Documents complies with the requirements of Rule 144A of the Securities Act, (B) to amend or supplement the Offering Documents when necessary to reflect any material changes in the information provided therein so that the Offering Documents will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances existing as of the date of the Offering Documents are so delivered, not misleading and (C) to provide the Initial Purchasers with copies of each such amended or supplemented Offering Documents, as the Initial Purchasers may reasonably request.

           Following the Consummation of the Exchange Offer or the effectiveness of an applicable shelf registration statement (pursuant to the Registration Rights Agreement) and for so long as the Senior Notes are outstanding if, in the reasonable judgment of the Initial Purchasers, the Initial Purchasers or any of their affiliates (as such term is defined in the rules and regulations under the Act) are required to deliver a prospectus in connection with sales of, or market-making activities with respect to, such securities, (A) to periodically amend the applicable registration statement so that the information contained therein complies with the requirements of Section 10(a) of the Act, (B) to amend the applicable registration statement or supplement the related prospectus or the documents incorporated therein when necessary to reflect any material changes in the information provided therein so that the registration statement and the prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances existing as of the date the prospectus is so delivered, not misleading and (C) to provide the Initial Purchasers with copies of each such amendment or supplement as the Initial Purchasers may reasonably request.

           g. To comply with their agreements in the Registration Rights Agreement, and all agreements set forth in the representation letters of the Issuers to DTC relating to the approval of the Series A Senior Notes by DTC for "book-entry" transfer;

           h. To cause the Exchange Offer, if available, to be made in the appropriate form, as contemplated by the Registration Rights Agreement, to permit registration of the Series B Senior Notes to be offered in exchange for the Series A Senior Notes, and to comply with all applicable federal and state securities laws in connection with the Exchange Offer;

           i. To use their best efforts to effect the inclusion of the Series A Senior Notes in the National Association of Securities Dealers, Inc. Automated Quotation System - PORTAL ("PORTAL");

           j. Promptly from time to time to take such action as the Initial Purchasers may reasonably request to qualify the Series A Senior Notes for offering and sale by the Initial Purchasers under the state securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may reasonably request and to comply with such laws so as to permit Exempt Resales in such jurisdictions for as long as required, provided that in connection therewith neither the Issuers, the Guarantor nor the General Partner shall be required to qualify as a foreign partnership or corporation or to file a general consent to service of process in any jurisdiction in which it is not so qualified or has not so filed;


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           k. For so long as any of the  Senior  Notes  remain  outstanding  and during any period in which neither Issuer is subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, including the rules and regulations thereunder (the "Exchange Act"), to make available to any Eligible Purchaser, beneficial owner or holder of Senior Notes in connection with any sale thereof and any prospective purchaser of such Senior Notes, the information required by Rule 144A(d)(4) under the Act, and otherwise fully comply in a timely manner with all provisions of the Exchange Act, in connection with the registration, if any, of the Senior Notes and the Subsidiary Guarantee thereunder;

           l. To furnish to the holders of Senior Notes within 120 days after the end of each fiscal year an annual report (including a balance sheet and statements of income, security holders' equity and cash flow of each of the Issuers and the Guarantor and the entities consolidated therewith certified by independent public accountants) and, within 90 days after the end of each of the first three quarters of each fiscal year, consolidated summary financial information of each of the Issuers and the Guarantor for such quarter in reasonable detail;

           m. During a period of five years from the date of this Agreement, to furnish to the Initial Purchasers copies of all reports or other communications (financial or other) furnished to security holders of each of the Issuers and the Guarantor, and deliver to the Initial Purchasers
      (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Securities and Exchange Commission (the "Commission") or any national securities exchange on which any class of securities of the Issuers or the Guarantor is listed; and
      (ii) such  additional  information  concerning  the business and financial condition of each of the Issuers and the Guarantor as the Initial Purchasers may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of any Issuer, the Guarantor and the entities consolidated therewith are consolidated in reports furnished to its security holders generally);

           n. Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of any of the Series A Senior Notes in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Series A Senior Notes;

           o. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with;
      (i) the preparation, printing and filing of the Offering Documents (including, without limitation, financial statements and exhibits) and amendments and supplements thereto and the mailing and delivering of copies thereof to the Initial Purchasers and dealers; (ii) the preparation, printing, producing and delivery of this Agreement, the Indenture, the Registration Rights Agreement, the Pledge Agreement, all Blue Sky Memoranda and any other agreements, memoranda, correspondence and other documents printed and delivered in connection herewith and with the Exempt Resales; (iii) the issuance and delivery by the Issuers and the Guarantor of the Senior Notes and the Subsidiary Guarantee; (iv) the registration or qualification of the Series A Senior Notes for offering and sale under state securities laws as provided in paragraph 6(j) above, including, without limitation, the reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky Memoranda; (v) preparing and delivering certificates representing the Senior Notes (including, without limitation, printing and engraving thereof); (vi) the rating of the Series A Senior Notes by rating agencies; (vii) the application for quotation of the Series A Senior Notes in PORTAL; (viii) furnishing such copies of the Offering Documents, and all amendments and supplements thereto, as may be reasonably


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      requested for use in connection  with the Exempt  Resales;  (ix) the fees, disbursements and expenses of the Issuers' and Guarantor's counsel and accountants incurred in connection with the transactions contemplated by this Agreement; (x) the reasonable fees, disbursements and expenses of Latham & Watkins, as counsel to the Initial Purchasers incurred in connection with the transactions contemplated by this Agreement; (xi) approval of the Series A Senior Notes by DTC for "book-entry" transfer (including fees and expenses of counsel of the Issuers and Guarantor); and
      (xii) all other costs and expenses incident to the performance of obligations hereunder which are not otherwise specifically provided for in this Section;

           p. To use the net proceeds from the sale of the Series A Senior Notes pursuant to this Agreement in the manner specified in the Offering Documents under the caption "Use of Proceeds";

           q. Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of Senior Notes;

           r. To use their best efforts to do and perform all things required to be done and performed under this Agreement by them prior to or after the Closing Date and to satisfy all conditions precedent on their part to the delivery of the Series A Senior Notes;

           s. Not to distribute prior to the Closing Date any offering material in connection with the offering and sale of the Series A Senior
      Notes other than the Offering Documents;

           t. To file with the Commission, not later than 15 days after the Closing Date, five copies of a notice on Form D under the Act (one of which will be manually signed by a person duly authorized by the Issuers); to otherwise comply with the requirements of Rule 503 under the Act; and to furnish promptly to the Initial Purchasers evidence of each such required timely filing (including a copy thereof); and

           u. Prior to the expiration of the earlier to occur of (i) three years after the Closing Date and (ii) such time as the Series A Senior Notes are exchanged for registered Series B Senior Notes pursuant to the Exchange Offer and the Series A Senior Notes are no longer outstanding, to not resell any of the Series A Senior Notes which constitute "restricted securities" under Rule 144 that have been reacquired by any of the Issuers, the Guarantor or their respective subsidiaries.

     7. Representations and Warranties of the Partnership, Finance Corp., the General Partner and the Guarantor. Each of the Partnership, Finance Corp., the General Partner and the Guarantor represents and warrants to, and agrees with, each of the Initial Purchasers that:

           a. No stop order preventing or suspending the use of any of the Offering Documents, or any amendment or supplement thereto, nor any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act have been issued by the Commission or any other federal or state securities commission or regulatory authority;

           b. The Offering Documents have been prepared in connection with the Exempt Resales. The Preliminary Offering Memorandum as of its date does not, and the Offering Memorandum as of its date does not and as of the Closing Date will not, and any amendment or supplement thereto will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty


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



      shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuers by the Initial Purchasers expressly for use therein;

           c. Subsequent to the respective dates as of which information is given in the Preliminary Offering Memorandum, the Offering Memorandum and any supplement or amendment thereto and up to the Closing Date, (i) none of the Partnership, Finance Corp., the General Partner or the Guarantor or any of their respective subsidiaries (collectively, the "Subsidiaries") has incurred (A) any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum or (B) any liabilities or obligations, direct or contingent, which are material to the Partnership, Finance Corp., the General Partner, the Guarantor and the Subsidiaries, taken as a whole, or entered into any material transaction not in the ordinary course of business, and (ii) there has not been any change in the capitalization or long-term debt or increase in short-term debt of the Partnership, Finance Corp., the General Partner or the Guarantor or, singly or in the aggregate, any material adverse change, or any development which may reasonably be expected to involve a material adverse change, in the properties, business, general affairs, management, condition (financial or otherwise), financial position, results of operations or prospects of the Partnership, Finance Corp., the General Partner, the Guarantor and the Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Offering Documents;

           d. The firm of accountants that has certified or shall certify the applicable consolidated financial statements and supporting schedules of the Partnership, its Subsidiaries and Skelgas Propane, Inc., a Delaware corporation ("Skelgas") to be included in the Offering Documents are independent public accountants with respect to the Partnership, its Subsidiaries and Skelgas, as required by the Act. The consolidated historical and pro forma financial statements, together with related schedules and notes, set forth in the Offering Memorandum comply as to form in all material respects with the applicable requirements of the Act; at April 23, 1996, the Partnership would have had, on the pro forma basis indicated in the Offering Memorandum, a duly authorized and outstanding capitalization as set forth therein. The audited balance sheet of the Partnership included in the Offering Memorandum presents fairly the financial position of the Partnership as of the date indicated. The audited historical consolidated financial statements of Skelgas included in the Offering Memorandum present fairly the consolidated financial position of Skelgas as of the dates indicated and its results of operation and cash flows for the periods specified. Such audited and unaudited historical consolidated financial statements included in the Offering
      Documents have been prepared in conformity with generally accepted accounting principles applied on a substantially consistent basis, except to the extent disclosed therein; the historical information set forth in the Offering Documents under the caption "Selected Historical Consolidated Financial Data" is fairly stated in all material respects in relation to the audited and unaudited historical consolidated financial statements from which it has been derived. The pro forma financial information set forth in the Offering Documents under the caption "Unaudited Pro Forma Combined Financial Statements" is fairly stated in all material respects in relation to the pro forma financial statements from which it has been derived. The pro forma financial statements of the Partnership included in the Offering Documents have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and in accordance with the applicable published rules and regulations of the Commission, the assumptions used in the preparation of such pro forma financial statements are reasonable, and the pro forma entries reflected in such pro forma financial statements have been properly applied in such pro forma financial statements. The other financial and statistical information and data included in the Offering Documents, historical and pro forma, are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Partnership, the General Partner, the Guarantor and Skelgas;

           e. Each of the Partnership and the Operating Partnership has been duly formed and is validly existing as a limited partnership under the Delaware Revised Limited Uniform Partnership Act (the "Delaware Act"), with partnership power and authority to own or lease its properties and conduct its business as described in the Offering Memorandum, and has been duly qualified or registered as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the failure to so qualify or register would have a material adverse effect upon the Partnership or the Operating Partnership or subject the
      Partnership or the Operating Partnership to any material liability or disability;

           f. The General Partner is the sole general partner of the Partnership with a general partner interest in the Partnership of 1.0%. Such general partner interest is duly authorized by the Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), and is validly issued to the General Partner and is fully paid. The General Partner owns such general partner interest free and clear of all liens, encumbrances, charges or claims;

           g. The General Partner is the sole general partner of the Operating Partnership with a general partner interest in the Partnership of 1.0101%. Such general partner interest is duly authorized by the Agreement of Limited Partnership of the Operating Partnership (the "Operating Partnership Agreement"), and is validly issued to the General Partner and is fully paid. The General Partner owns such general partner interest free and clear of all liens, encumbrances, charges or claims;

           h. The Partnership is the sole limited partner of the Operating Partnership, with a limited partner interest of 98.9899%. Such limited partner interest is duly authorized by the Operating Partnership Agreement, is validly issued and is fully paid and non-assessable (except as such non-assessability may be affected by the Partnership Agreement). The Partnership owns such limited partner interest free and clear of all liens, encumbrances, charges or claims except for the liens, encumbrances, charges or claims created by the Pledge Agreement;

     i. Each of the General Partner and Finance Corp. has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation, with power and authority (corporate and other) to own or lease its properties, to conduct its business and (in the case of the General Partner) to act as general partner of the Partnership, in each case as described in the Offering Documents, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which the failure to so qualify or register would have a material adverse effect upon the General Partner, the Partnership, the Operating Partnership or Finance Corp. or subject the General Partner, the Partnership, the Operating Partnership or Finance Corp. to any material liability or disability;

           j. All of the issued shares of capital stock of the General Partner have been duly authorized and validly issued and are fully paid and non-assessable; and all of the issued shares of capital stock of the General Partner are owned by Ferrell Companies, Inc., a Kansas corporation ("Ferrell"), free and clear of all liens, security interests, mortgages, pledges, encumbrances, equities or claims (each a "Lien") except as set forth in the Offering Documents and except for such Liens created pursuant to the pledge agreement entered into in connection with that certain Amended and Restated Loan Agreement, dated as of May 10, 1993, among Ferrellgas, Inc., Stratton Insurance Company, Inc.,

      Ferrell Companies, Inc., One Liberty Oil Company, Ferrellgas International (F.L.) Establishment, Vaduz and Wells Fargo Bank, National Association, as agent and the other lenders party thereto (the "Wells Fargo Agreement") (such pledge agreement is referred to herein as the "Existing Pledge Agreement");

           k. All of the issued and outstanding shares of capital stock of, or other ownership interests in, each Subsidiary of the Partnership, Finance Corp., the General Partner and the Guarantor have been duly and validly authorized and issued, and all of the shares of capital stock of, or other ownership interests in, each such Subsidiary are owned, directly or through other Subsidiaries, by the Partnership, Finance Corp. or the General Partner, as the case may be. All such shares of capital stock or ownership interests are fully paid and nonassessable, and are owned free and clear of any Liens (except for the Liens created pursuant to the Pledge Agreement). There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens (except for the Liens created pursuant to the Pledge Agreement) related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, any such Subsidiary;

           l. Each of the Partnership and its Subsidiaries has good and indefeasible title to all of its real and personal property, free and clear of all liens, encumbrances, security interests, equities, charges, claims or defects except such as are described in the Offering Documents or such as do not materially interfere with the ownership or benefits of ownership or materially increase the cost of ownership of such properties, taken as a whole. All of the properties owned by the Partnership and its Subsidiaries are accurately reflected in the Partnership's consolidated financial statements at and for the period ended January 31, 1996. All real property, buildings and equipment held under lease by the Partnership and its Subsidiaries are held by the Partnership or its Subsidiaries under valid, subsisting and enforceable leases and, the Partnership and its Subsidiaries have the right to use all such real such property, buildings and equipment in a manner consistent with the past business practices of the Partnership and its Subsidiaries, in each case, except as described in the Offering Memorandum and except as are not material and do not interfere with the use made and proposed to be made of such real property, buildings and equipment by the Partnership and its Subsidiaries;

           m. Each of the Partnership, Finance Corp., the General Partner and the Guarantor has full power and authority to execute, deliver and perform this Agreement and the Operative Agreements (as defined below), as applicable; each of the Partnership and Finance Corp. has full power and authority to authorize, issue, sell and deliver the Senior Notes; and the Guarantor has full power and authority to authorize, issue and deliver the Subsidiary Guarantee;

           n. This Agreement has been duly authorized, executed and delivered by each of the Partnership, Finance Corp., the General Partner and the Guarantor and (assuming the due execution and delivery by the Initial Purchasers) is a valid and legally binding agreement of each of the Partnership, Finance Corp., the General Partner and the Guarantor, enforceable against each of them in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. This Agreement, the Pledge Agreement, the Registration Rights Agreement, and the Indenture are herein collectively referred to as the "Operative Agreements";

           o. The Series A Senior Notes have been duly authorized by each Issuer and, when issued and delivered pursuant to this Agreement (and, as to the Series B Senior Notes, the Registration Rights Agreement) and duly authenticated by the Trustee under the Indenture, will have been duly executed by each Issuer and will conform in all material respects to the description thereof in the Offering Documents. When the Series A Senior Notes are issued, authenticated and delivered in accordance with the Indenture and paid for in accordance with the terms of this Agreement (and, as to the Series B Senior Notes, the Registration Rights Agreement), they will constitute valid and legally binding obligations of each Issuer, enforceable against each Issuer in accordance with their terms and entitled to the benefits of the Indenture under which they are to be issued, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

           p. The Indenture has been duly authorized by each of the Issuers and the Guarantor and, at the Closing Date, will have been duly executed by each of the Issuers and the Guarantor, will conform in all material respects to the description thereof in the Offering Documents and will be in a form which would meet the requirements for qualification under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). When the Indenture has been duly executed and delivered, the Indenture will be a valid and legally binding agreement of each of the Issuers and the Guarantor, enforceable against each of the Issuers and the Guarantor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

           q. The Pledge Agreement has been duly authorized, executed and delivered by the Partnership and the General Partner and (assuming the due execution and delivery by the Initial Purchasers) is a valid and legally binding agreement of each of the Partnership and the General Partner, enforceable against each of them in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Pledged Collateral (as defined in the Pledge Agreement) have not been pledged to any person other than the Collateral Agent; the Pledge Agreement will conform in all material respects to the description thereof in the Offering Documents;

           r. The Registration Rights Agreement has been duly authorized by each of the Issuers and the Guarantor and, when the Issuers and the Guarantor have duly executed and delivered the Registration Rights Agreement (assuming the due authorization, execution and delivery thereof by the Initial Purchasers), the Registration Rights Agreement will be the legally valid and binding obligation of each of the Issuers and the Guarantor, enforceable against each of them in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Registration Rights Agreement will conform in all material respects to the description thereof in the Offering Documents;

           s. The Subsidiary Guarantee to be issued with the Senior Notes has been duly authorized by the Guarantor, and, when executed and delivered in accordance with the terms of the Indenture and when the Senior Notes have been issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be the valid and legally binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Subsidiary Guarantee, when issued, will conform in all material respects to the description thereof in the Offering Memorandum;

           t. The capitalization of the Partnership is in all material respects as described in the Offering Documents under the caption
     "Capitalization;"

           u. The issuance and sale of the Senior Notes by the Partnership and Finance Corp., the issuance of the Subsidiary Guarantee by the Guarantor and the execution, delivery and performance by the Partnership, Finance Corp., the General Partner, and the Guarantor, as the case may be, of the Operative Agreements to which they are a party will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) a Lien (other than the Lien incurred pursuant to the Pledge Agreement) with respect to, any material bond, note, debenture or other evidence of indebtedness or any material indenture, mortgage, deed of trust, loan agreement, contract, lease, or other agreement or instrument to which the Partnership, Finance Corp., the General Partner, the
      Guarantor or any of the Subsidiaries is a party or by which the Partnership, Finance Corp., the General Partner, the Guarantor or any of the Subsidiaries is bound or to which any of their properties or assets is subject nor will such action result in any breach or violation of the provisions of charter, bylaws or partnership agreements of the Partnership, Finance Corp., the General Partner, the Guarantor or any of the Subsidiaries or contravene any order of any court or governmental agency or body having jurisdiction over the Partnership, Finance Corp., the General Partner, the Guarantor or any of the Subsidiaries or any of their respective properties, or violate or conflict with any statute, rule or regulation or administrative or court decree applicable to the Partnership, Finance Corp., the General Partner, the Guarantor or any of the Subsidiaries or any of their respective properties, and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the execution, delivery and performance by each of the Partnership, Finance Corp., the General Partner, the Guarantor and the Subsidiaries of the Operative Agreements, the issuance and sale of the Senior Notes, the issuance of the Subsidiary Guarantee and the consummation of the transactions contemplated hereby and thereby, except for (i) the filing of a registration statement by the Issuers and the Guarantor pursuant to the Registration Rights Agreement, (ii) the filing of a notice on Form D by the Issuers with the Commission pursuant to Section 6(t) hereof, (iii) such consents, approvals, authorizations, orders, registrations or qualifications (A) as have been, or prior to the Closing Date will be, obtained or (B) as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Senior Notes by the Initial Purchasers and (iv) such approvals, authorizations, orders, registrations and qualifications as may be required under the Act, the Trust Indenture Act and state securities or Blue Sky laws in connection with the Exchange Offer or resale registration contemplated by the Offering Documents and described in the Registration Rights Agreement;

           v. No action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Senior Notes or the Subsidiary Guarantee, prevents or suspends the use of the Offering Documents or suspends the sale of the Senior Notes in any jurisdiction referred to in
      Section 6(j) hereof; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued with respect to the Partnership, Finance Corp., the General Partner, the Guarantor or any of the Subsidiaries which would prevent or suspend the issuance or sale of the Senior Notes or the use of any Offering Documents in any jurisdiction referred to in Section 6(j) hereof; no action, suit or proceeding is pending against or, to the best knowledge of the Partnership, Finance Corp., the General Partner or the Guarantor, threatened against or affecting the Partnership, Finance Corp., the General Partner, the Guarantor or any of the Subsidiaries before any court or arbitrator or any governmental body, agency or official, domestic or foreign, which, if adversely determined, would materially interfere with or adversely affect the issuance of the Senior Notes or the Subsidiary Guarantee or in any manner draw into question the validity of any of the Operative Agreements, the Senior Notes and the Subsidiary Guarantee; and every request of the Commission or any securities authority or agency of any jurisdiction for additional information (to be included in the Offering Documents or otherwise) has been complied with in all material respects;

           w. The Partnership and its Subsidiaries have, or at or before the Closing Date will have, all necessary consents, approvals, authorizations, orders, registrations and qualifications (or the equivalent thereof in all material respects) of or with any court or governmental agency or body having jurisdiction over it or any of its properties or of or with any other person to permit each of the Partnership and its Subsidiaries to conduct its business substantially in accordance with the past practice of the Partnership and its Subsidiaries, as applicable, except such consents, approvals, authorizations, orders, registrations or qualifications which, if not obtained, would not, individually or in the aggregate, have a material adverse effect upon the properties, business, general affairs, management, condition (financial or otherwise), financial position, results of operations, or prospects of the Partnership, Finance Corp., the General Partner, the Guarantor and the Subsidiaries taken as a whole, or upon the holders of Senior Notes;

           x. Except as set forth or contemplated in the Offering Documents or as contemplated by this Agreement, neither the Partnership nor Finance Corp. has incurred any material liabilities or obligations, direct or contingent, or entered into any material agreement or engaged in any material business other than in connection with its formation;

           y. Other than as set forth in the Offering Documents, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, pending against the Partnership, Finance Corp., the General Partner, the Guarantor or any of the Subsidiaries, or any of their respective properties, which is required to be disclosed in the Offering Documents and is not so disclosed, which, if determined adversely to such person, would individually or in the aggregate have a material adverse effect upon the properties, business, general affairs, management, condition (financial or otherwise), financial position, results of operations or prospects of the Partnership, Finance Corp., the General Partner, the Guarantor and the Subsidiaries, taken as a whole, or which could reasonably be expected to materially and adversely affect the consummation of the Operative Agreements; and to the best of the knowledge of the Partnership, Finance Corp., the General Partner and the Guarantor, no such actions, suits or proceedings are threatened or contemplated by governmental authorities or threatened by others;

           z. The statements made in the Offering Documents under the caption "Description of Senior Notes," insofar as they purport to constitute summaries of the terms of the Senior Notes and the Indenture, under the caption "Description of Existing Indebtedness," insofar as they purport to constitute summaries of the terms of the Operating Partnership Indenture (as defined in the Indenture) and the Credit Facility (as defined in the Indenture), and under the caption "The Skelgas and Superior Acquisitions," under the caption "The Partnership Agreement," under the caption "Certain Federal Income Tax Consequences" and under the caption "Plan of Distribution," insofar as they describe the provisions of the documents therein, are accurate, complete and fair summaries;

           aa. None of the Partnership, Finance Corp., the General Partner, the Guarantor and the Subsidiaries is in: (i) breach or violation of its agreement of limited partnership or of its charter or bylaws, as the case may be; or (ii) default (and no event has occurred which, with notice or lapse of time or both, would constitute such a default) in the due performance or observance of any term, covenant or condition contained in any bond, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust, loan agreement, contract, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject; or (iii) violation of any statute, rule or regulation or administrative or court decree applicable to it or any of its properties, which default or violation described in clause (ii) or (iii), individually or in the aggregate, could have a material adverse effect upon the holders of Senior Notes or the properties, business, general affairs, management, prospects, condition (financial or otherwise), financial position or results of operations of any of the Partnership, Finance Corp., the General Partner, the Guarantor and the Subsidiaries taken as a whole;

           ab. Except as described in the Offering Documents, (i) each of the Partnership, Finance Corp., the General Partner, the Guarantor and the Subsidiaries has all certificates, consents, exemptions, orders, permits, licenses, authorizations, or other approvals (each, an "Authorization") of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, necessary or required to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Offering Documents, except to the extent that the failure to obtain or file would not, singly or in the aggregate, have a material adverse effect upon the ability of the Partnership, Finance Corp., the General Partner, the Guarantor or the Subsidiaries to conduct their businesses in all material respects as currently conducted and as contemplated by the Offering Documents to be conducted; (ii) all such Authorizations are valid and in full force and effect; (iii) the Partnership, Finance Corp., the General Partner, the Guarantor and the Subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto; and, (iv) except as described in the Offering Documents, none of the Partnership, Finance Corp., the General Partner, the Guarantor and the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Authorization which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or filing, would be expected to have a material adverse effect upon the ability of the Partnership, Finance Corp., the General Partner, the Guarantor and the Subsidiaries to conduct their businesses in all material respects as currently conducted and as contemplated by the Offering Documents to be conducted;

           ac. None of the Partnership, Finance Corp., the General Partner, the Guarantor and the Subsidiaries has violated any environmental safety or similar law or regulation applicable to their business relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), lacks any permits, licenses or other approvals required of them under applicable Environmental Laws to own, lease and operate their respective properties and to conduct their business in the manner described in the Offering Documents, is violating any terms and conditions of any such permit, license or approval or has permitted to occur any event that allows, or after notice or lapse of time would allow, revocation or termination of any such permit, license or approval or results in any other impairment of their rights thereunder, which in each case might result, singly or in the aggregate, in a material adverse effect on the Partnership, Finance Corp., the General Partner, the Guarantor and the Subsidiaries, taken as a whole (a "Material Adverse Effect"). None of the Partnership, Finance Corp., the General Partner, the Guarantor and the Subsidiaries violated any federal, state or local law relating to discrimination in the hiring, promotion or pay of employees prior to any applicable wage or hour laws, nor any provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") or the rules and regulations promulgated thereunder, nor has the Partnership, Finance Corp., the General Partner, the Guarantor or any of the Subsidiaries engaged in any unfair labor practice, which in each case might result, singly or in the aggregate, in a Material Adverse Effect. There is (i) no significant unfair labor practice complaint pending against the Partnership, Finance Corp., the General Partner, the Guarantor or the Subsidiaries or, to the best knowledge of the Partnership, Finance Corp., the General Partner and the Guarantor, threatened against any of them before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Partnership, Finance Corp., the General Partner, the Guarantor or any of the Subsidiaries or, to the best knowledge of the Partnership, Finance Corp., the General Partner and the Guarantor, threatened against any of them,
      (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Partnership, Finance Corp., the General Partner, the Guarantor or any of the Subsidiaries or, to the best knowledge of the Partnership, Finance Corp., the General Partner or the Guarantor, threatened against the Partnership, Finance Corp., the General Partner, the Guarantor or any of the Subsidiaries and (iii) to the best knowledge of the Partnership, Finance Corp., the General Partner and the Guarantor, no union representation question existing with respect to the employees of the Partnership, Finance Corp., the General Partner, the Guarantor or any of the Subsidiaries and, to the best knowledge of the Partnership, Finance Corp., the General Partner and the Guarantor, no union organizing activities are taking place, except (with respect to any matter specified in clause (i), (ii) or (iii) above, singly or in the aggregate) such as could not have a Material Adverse Effect;

           ad. All tax returns required to be filed by the Partnership, Finance Corp., the General Partner, the Guarantor and the Subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest;

           ae. Except pursuant to this Agreement, none of the Partnership, Finance Corp., the General Partner, the Guarantor and the Subsidiaries has
      (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of any Issuer to facilitate the sale or resale of the Senior Notes or (ii) since the date of the Preliminary Offering Memorandum (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Senior Notes or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Partnership, Finance Corp. or the Guarantor;

           af. None of the Partnership, Finance Corp., the General Partner, the Guarantor nor any of the Subsidiaries is (i) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended;

     ag. Except as disclosed in the Offering Documents, no holder of any security of the Partnership, Finance Corp. or the Guarantor has or will have any right to require the registration of such security by virtue of any transaction contemplated by this Agreement;

           ah. None of the Partnership, Finance Corp., the General Partner, the Guarantor or the Subsidiaries does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section
      517.075 of Florida Statutes (Chapter 92-198, Laws of Florida);

           ai. At the Closing Date, the General Partner will have (excluding its interests in the Partnership and the Operating Partnership and any notes receivable from or payable to the Partnership or the Operating Partnership) a net worth of at least $25,000,000;

           aj. Each of the Partnership, Finance Corp., the General Partner, the Guarantor and the Subsidiaries maintains insurance which is adequate in accordance with customary industry practice; none of the Partnership, Finance Corp., the General Partner, the Guarantor and the Subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance; all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force at the Closing Date;

           ak. Each certificate signed by any officer of the Partnership, Finance Corp., the General Partner and the Guarantor and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a joint and several representation and warranty by the Partnership, Finance Corp., the General Partner and the Guarantor to each Initial Purchaser as to the matters covered thereby;

           al. When the Series A Senior Notes and the Subsidiary Guarantee are issued and delivered pursuant to this Agreement, such Series A Senior Notes and Subsidiary Guarantee will not be of the same class (within the meaning of Rule 144A under the Act) as securities of the Issuers or the Guarantor that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system;

           am. Assuming (i) that the Initial Purchasers' representations and warranties in Section 8 are true, (ii) that the representations of the Institutional Accredited Investors set forth in the certificates of such Institutional Accredited Investors in the form set forth in Appendix A to the Offering Memorandum are true and (iii) that each of the Eligible Purchasers is a Qualified Institutional Buyer or an Institutional Accredited Investor, the purchase and resale of the Series A Senior Notes and the Subsidiary Guarantee of the Series A Senior Notes pursuant hereto (including pursuant to the Exempt Resales) is exempt from the registration requirements of the Act and no registration under the Act of the Series A Senior Notes and the Subsidiary Guarantee of the Series A Notes is required. No form of general solicitation or general advertising (as such terms are defined in Regulation D under the Act) was used by the Partnership, Finance Corp., the Guarantor, the General Partner or any of their representatives (other than the Initial Purchasers, as to whom the Partnership, Finance Corp., the General Partner and the Guarantor make no representation) in connection with the offer and sale of the Series A Senior Notes and the Subsidiary Guarantee of the Series A Senior Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Senior Notes or the Subsidiary Guarantee of the Series A Senior Notes have been issued and sold by any of the Issuers or the Guarantor within the six-month period immediately prior to the date hereof;

           an. The execution and delivery of the Operative Agreements, the sale of the Series A Senior Notes to be purchased by the Eligible Purchasers and the issuance of the Subsidiary Guarantee of the Series A Senior Notes will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. The representation made by the Partnership, Finance Corp., the General Partner and the Guarantor in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Offering Memorandum under the Section entitled "Notice to Investors";

           ao. None of the Partnership, Finance Corp., the General Partner, the Guarantor and any Subsidiary (or any agent thereof acting on the behalf of any of them) has taken, and none of them will take, any action that might cause this Agreement, the issuance or sale of the Series A Senior Notes or the issuance of the Subsidiary Guarantee of the Series A Senior Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part
      220),  Regulation U (12 C.F.R.  Part 221) or Regulation X (12 C.F.R.  Part
      224) of the Board of Governors of the Federal Reserve System, in each case as in effect now or as the same may hereafter be in effect on the Closing Date;

           ap. The Indenture is not required to be qualified under the Trust Indenture Act prior to the first to occur of (i) the Exchange Offer and
      (ii) the effectiveness of the Shelf Registration Statement (as such term is defined in the Registration Rights Agreement); and

           aq. Each of the Offering Documents and each amendment or supplement thereto, as of its date, contains all the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

           8. Initial Purchasers' Representations and Warranties. The Initial Purchasers represent and warrant as follows:

           a. Each of the Initial Purchasers is either a Qualified Institutional Buyer or an Institutional Accredited Investor, in either case with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Senior Notes;

           b. The Initial Purchasers will be reoffering and reselling the Senior Notes only to persons whom they reasonably believe to be Qualified Institutional Buyers and to a limited number of persons whom they reasonably believe to be Institutional Accredited Investors that execute and deliver a letter containing certain representations and agreements in the form attached as Appendix A to the Offering Documents, in each case, in reliance on an exemption from the registration requirements of the Act;

           c. No form of general solicitation or general advertising (as such terms are defined in Regulation D under the Act) has been or will be used by the Initial Purchasers or any of their representatives in connection with the offer and sale of any of the Senior Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

           d. In connection with the Exempt Resales, the Initial Purchasers will solicit offers to buy the Senior Notes only from, and will offer to sell the Senior Notes only to, the Eligible Purchasers. It is understood and agreed that persons who purchase the Senior Notes from the Initial Purchasers will be deemed to have represented and agreed to the matters set forth in the Offering Memorandum under "Notice to Investors;" and

           e. The Initial Purchasers understand that the Issuers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 10 hereof, counsel to the Issuers and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and the Initial Purchasers hereby consent to such reliance.

           9.   Indemnification.

           a. The Issuers and the Guarantor jointly and severally, agree to indemnify and hold harmless (i) each of the Initial Purchasers, (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any of the Initial Purchasers (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person"), and (iii) the respective officers, directors, partners, employees, representatives and agents of any of the Initial Purchasers or any controlling person (any person referred to in clause
      (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person") to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents (including any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except (i) insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Initial Purchasers furnished in writing to the Issuers or the Guarantor by any of the Initial Purchasers expressly for use in the Offering Documents (or any amendment or supplement thereto) and (ii) insofar as any such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission contained in any Preliminary Offering Memorandum, the foregoing indemnity shall not inure to the benefit of any Initial Purchaser which sold Series A Senior Notes to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Offering Memorandum or of the Offering Memorandum as then amended or supplemented, whichever is most recent, if the Issuers or the Guarantor has previously furnished copies thereof to such Initial Purchaser, and if such Offering Memorandum or Offering Memorandum as amended or supplemented, as the case may be, completely corrected the untrue statement or alleged untrue statement or omission or alleged omission giving rise to such losses, claims, damages, liabilities or expenses. The Issuers and the Guarantor shall notify the Initial Purchasers promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement which involves the Issuers, the Guarantor or an Indemnified Person.

           b. In case any action or proceeding (including any governmental investigation) shall be brought or asserted against any of the Indemnified Persons with respect to which indemnity may be sought against the Issuers or the Guarantor, such Initial Purchaser (or the Initial Purchaser controlled by such controlling person) shall promptly notify the Partnership in writing (provided, that the failure to give such notice shall not relieve the Issuers or the Guarantor of their obligations pursuant to this Agreement). Such Indemnified Person shall have the right to employ its own counsel in any such action and the reasonable fees and expenses of such counsel shall be paid, as incurred, by the Issuers and the Guarantor (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder). The Issuers and the Guarantor shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Persons, which firm shall be designated by the Initial Purchasers. The Issuers and the Guarantor shall be liable for any settlement of any such action or proceeding effected with any Issuer's prior written consent, which consent will not be unreasonably withheld, and the Issuers and the Guarantor agree to indemnify and hold harmless any Indemnified Person from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of any Issuer. The Issuers and the Guarantor shall not, without the prior written consent of each
      Indemnified Person, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Person is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all liability arising out of such action, claim, litigation or proceeding.

           c. Each of the Initial Purchasers agrees, severally and not jointly, to indemnify and hold harmless the Issuers, the Guarantor, their directors, their officers, any person controlling (within the meaning of
      Section 15 of the Act or Section 20 of the Exchange Act) the Issuers, the Guarantor, and the officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Issuers and the Guarantor to each of the Indemnified Persons, but only with respect to claims and actions based on information relating to such Initial Purchaser furnished in writing by such Initial Purchaser expressly for use in the Offering Documents.

           d. If the indemnification provided for in this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other hand from the offering of the Senior Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying parties and the indemnified party, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Guarantor, on the one hand, and any of the Initial
      Purchasers, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Issuers and the Guarantor bear to the total underwriting discounts and commissions received by such Initial Purchaser, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Issuers and the Guarantor and the Initial Purchasers shall be determined by reference to, among other things whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Issuers and the Guarantor or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity and contribution obligations of the Issuers and the Guarantor set forth herein shall be in addition to any liability or obligation the Issuers and the Guarantor may otherwise have to any Indemnified Person.

           The Issuers, the Guarantor and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, none of the Initial Purchasers (and its related Indemnified Persons) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total underwriting discount applicable to the Senior Notes purchased by such Initial Purchaser exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 9(d) are several in proportion to the respective principal amount of Senior Notes purchased by each of the Initial Purchasers hereunder and not joint.

           10. Conditions of Initial Purchasers' Obligations. The obligations of the Initial Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements on the part of the Partnership, Finance Corp., the General Partner and the Guarantor herein are, at and as of the Closing Date, true and correct with the same force and effect as if made at and as of the Closing Date, the condition that each of the Partnership, Finance Corp., the General Partner and the Guarantor shall have performed all of its obligations and agreements hereunder theretofore to be performed, and the following additional conditions:

           a. The Offering Documents shall have been printed and copies distributed to the Initial Purchasers not later than 9:00 a.m., New York City time, on April 24, 1996, or at such later date and time as the Initial Purchasers may approve in writing;

           b. No stop order suspending the qualification or exemption from qualification of the Senior Notes for sale in any jurisdiction designated by the Initial Purchasers pursuant to Section 6(j) hereof shall have been issued and no proceeding for that purpose shall have been commenced or be pending, or, to the knowledge of the Partnership, Finance Corp., the General Partner and the Guarantor, be threatened;

           c. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of any of the Senior Notes; and no injunction, restraining order of any nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Senior Notes;

           d. Bryan Cave LLP, counsel for the Partnership, Finance Corp., the General Partner and the Guarantor, shall have furnished to the Initial Purchasers their written opinion, dated the Closing Date, in form and substance satisfactory to you, substantially in the form set forth on Appendix A attached hereto;

           e. The Initial Purchasers shall have received an opinion, dated the Closing Date, of Latham & Watkins, counsel for the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers;

           f. On the date of the Offering Memorandum prior to the execution of this Agreement and also on the Closing Date, Deloitte & Touche shall have furnished to the Initial Purchasers a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Initial Purchasers;

           g. Since the date hereof or since the dates as of which information is given in the Offering Memorandum, there shall not have been, singly or in the aggregate, any change, or any development which may reasonably be expected to involve a change, in the properties, business, general affairs, management, condition (financial or otherwise), financial position, or prospects of the Partnership, Finance Corp., the General Partner, the Guarantor and the Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Offering Memorandum, (ii) since the date as of which information is given in the Offering Memorandum, there shall not have been any change in the capital stock or long-term debt, or increase in short-term debt, of the Partnership, Finance Corp., the General Partner, the Guarantor or any of the Subsidiaries, and (iii) each of the Partnership, Finance Corp., the General Partner, the Guarantor and the Subsidiaries shall not have incurred (A) since the date of the latest audited financial statements included in the Offering Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum or (B) any liability or obligation, direct or contingent, that is required to be disclosed on a balance sheet in accordance with generally accepted accounting principles and is not disclosed on the latest balance sheet included in the Offering Memorandum, the effect of which, in any such case described in clause (i), (ii) or (iii), is in the Initial Purchasers' judgment so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Senior Notes being delivered at the Closing Date on the terms and in the manner contemplated in the Offering Memorandum;

           h. There shall have been furnished to the Initial Purchasers on the Closing Date certificates reasonably satisfactory to the Initial Purchasers, signed on behalf of the General Partner and Finance Corp. by a President or Vice President thereof and on behalf of the Partnership and Operating Partnership by the General Partner by an authorized officer thereof to the effect that:

                       (i) In the case of the Partnership, the Operating Partnership and Finance Corp. (A) the representations and warranties of the Partnership, the Operating Partnership and Finance Corp. contained in this Agreement are true and correct at and as of the Closing Date as though made at and as of the Closing Date; (B) each of the Partnership, Operating Partnership and Finance Corp. has duly performed all obligations required to be performed by it pursuant to the terms of this Agreement at or prior to the Closing Date; (C) no stop order preventing or suspending the use of any of the Offering Documents, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act have been initiated or, to the knowledge of the Partnership, Operating Partnership or Finance Corp., threatened by the Commission or any other federal or state securities commission or regulatory authority; and (D) no event contemplated by subsection (g) of this Section 10 in respect of the Partnership, Operating Partnership or Finance Corp. shall have occurred;

                       (ii) In the case of the General Partner (A) the representations and warranties of the General Partner contained in this Agreement are true and correct at and as of the Closing Date as though made at and as of the Closing Date; (B) the General Partner has duly performed all obligations required to be performed by it pursuant to the terms of this Agreement at or prior to the Closing Date; and (C) no event contemplated by subsection (g) of this Section 10 in respect of the General Partner shall have occurred;

           i. The Senior Notes shall have been designated for trading in PORTAL;

           j. Andrews & Kurth L.L.P. shall have delivered an executed opinion addressed to the Issuers and the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers, regarding the classification of the Partnership and the Operating Partnership under current applicable law as a partnership for federal income tax purposes.

           k. The Issuers and the Guarantor shall have entered into the Indenture and the Initial Purchasers shall have received executed counterparts thereof;

           l. The Issuers and the Guarantor shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received executed counterparts thereof;

           m. The Partnership and the General Partner shall have entered into the Pledge Agreement and the Initial Purchasers shall have received executed counterparts thereof; and

           n. The Partnership and the General Partner shall have prepared the Financing Statements on the appropriate forms (copies of which shall have been provided to the Initial Purchasers and their counsel) and shall have filed the Financing Statements with the Filing Offices along with the payment of all related filing fees. Oral confirmation of such filings and payments shall be provided to the Initial Purchasers and their counsel.

           11. Defaults. If at the Closing Date, any of the Initial Purchasers shall fail or refuse to purchase Series A Senior Notes which it has agreed to purchase hereunder on such date, and the aggregate principal amount of such Series A Senior Notes that such defaulting Initial Purchaser agreed but failed or refused to purchase does not exceed 10% of the total principal amount of such Series A Senior Notes that all of the Initial Purchasers are obligated to purchase at such Closing Date, each non-defaulting Initial Purchaser shall be obligated to purchase the amount of the Series A Senior Notes that such defaulting Initial Purchaser agreed but failed or refused to purchase on such date. If, at the Closing Date, any of the Initial Purchasers shall fail or refuse to purchase Series A Senior Notes in an aggregate principal amount that exceeds 10% of such total principal amount of the Series A Senior Notes and arrangements satisfactory to the other Initial Purchaser and the Issuers for the purchase of such Series A Senior Notes are not made within 48 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchaser or the Issuers, except as otherwise provided in this Section 11. In any such case that does not result in termination of this Agreement, the Initial Purchasers or the Issuers may postpone the Closing Date for not longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve a defaulting Initial Purchaser from liability in respect of any default by any such Initial Purchaser under this Agreement.

           12.  Effective Date of Agreement and Termination.

           a. This Agreement shall become effective upon the execution of this Agreement by the parties hereto;

           b. This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchasers by notice to the Partnership if any of the following has occurred: (i) subsequent to the date of the Offering Memorandum or the date of this Agreement, singly or in the aggregate, any material adverse change, or any development which may be expected to involve a material adverse change, in the properties, business, general affairs, management, condition (financial or otherwise), financial position or prospects of the Partnership, Finance Corp., the General Partner, the Guarantor and the Subsidiaries taken as a whole, which in the Initial Purchasers' judgment materially impairs the investment quality of the Senior Notes; (ii) any suspension or limitation of trading generally in securities on the New York Stock Exchange or in the over-the-counter markets or any setting of minimum prices for trading on such exchange or markets; (iii) any suspension or material limitation in trading of the securities of the Partnership, Finance Corp., the General Partner, the Guarantor or any of the Subsidiaries on the New York Stock Exchange or in the over-the-counter markets; (iv) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (v) any outbreak or escalation of hostilities involving the United States, the declaration by the United States of a national emergency or war, or any other national or international calamity or crisis or material adverse change in the financial markets of the United States or elsewhere, or any other substantial national or international calamity or emergency if the effect of any such event in the Initial Purchasers' judgment makes it impracticable or inadvisable to proceed with the offering or the delivery of the Senior Notes being delivered at the Closing Date on the terms and in the manner contemplated by the Offering Memorandum; (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs that in the Initial Purchasers' judgment has a material adverse effect on the financial markets in the United States and would, in the Initial Purchasers' judgment, make it impracticable or inadvisable to proceed with the offering or the delivery of the Senior Notes being delivered at the Closing Date on the terms and in the manner contemplated by the Offering Memorandum; (vii) the enactment, publication, decree, or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which, in the Initial Purchasers' judgment, materially and adversely affect the business or operations of the Partnership, Finance Corp., the General Partner, the
      Guarantor or any Subsidiary; or (viii) any downgrading in the rating accorded the securities of the Partnership, Finance Corp., the General Partner, the Guarantor or any Subsidiary by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)-(2) under the Act, or any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of such securities;

           c. The indemnities and contribution provisions and other agreements, representations and warranties of the Partnership, Finance Corp., the Guarantor or their officers and directors and of the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Senior Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the Initial Purchasers or by or on behalf of the Issuers, the Guarantor or the officers or directors of any Issuer or Guarantor or any controlling person of any Issuer or Guarantor, (ii) acceptance of the Senior Notes and payment for them hereunder and (iii) termination of this Agreement;

           d. If this Agreement shall be terminated by the Initial Purchasers pursuant to clauses (i) or (viii) of paragraph (b) of this Section 12 or because of the failure or refusal on the part of the Issuers or the Guarantor to comply with the terms or to fulfill any of the conditions of this Agreement, the Issuers and the Guarantor agree, jointly and severally, to reimburse the Initial Purchasers for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by the Initial Purchasers. Notwithstanding any termination of this Agreement, the Issuers and the Guarantor shall be liable, jointly and severally, for all expenses which it has agreed to pay pursuant to Section 6(o) hereof; and

           e. Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Issuers, the Guarantor, the Initial Purchasers, any Indemnified Person referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The terms "successors and assigns" shall not include a purchaser of any of the Senior Notes from any of the Initial Purchasers merely because of such purchase.

           13. Notices. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Partnership, Operating Partnership or Finance Corp., to Ferrellgas, L.P., One Liberty Plaza, Liberty, MO 64068, Attention: Danley K. Sheldon, with a copy to Bryan Cave, LLP, One Kansas City Place, 1200 Main Street, Kansas City, MO 64105, Attention: Kendrick
T. Wallace, Esq., and (b) if to any Initial Purchaser, to it c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, with a copy to Latham & Watkins, 885 Third Avenue, New York, New York 10022, Attention: Philip E. Coviello, Esq., or in any case to such other address as the person to be notified may have requested in writing.

           14. Governing Law.THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AS APPLIED
TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK.

           15. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and other persons referred to in Section 9, and no other person will have any right or obligation hereunder.

           This Agreement may be signed in various counterparts which together shall constitute one and the same instrument. Please confirm that the foregoing correctly sets forth the agreement among the Issuers, the Guarantor and the Initial Purchasers.

                                     Very truly yours,

                                     FERRELLGAS PARTNERS, L.P.

                                     By: FERRELLGAS, INC., as General Partner

                                     By:
                                     Name:   Danley K. Sheldon
                                     Title:  Senior Vice President

                                     FERRELLGAS PARTNERS FINANCE CORP.

                                     By:
                                     Name:   Danley K. Sheldon
                                     Title:  Senior Vice President

                                     FERRELLGAS, INC.

                                     By:
                                     Name:   Danley K. Sheldon
                                     Title:  Senior Vice President

                                     FERRELLGAS, L.P.

                                     By: FERRELLGAS, INC., as General Partner

                                     By:
                                     Name:   Danley K. Sheldon
                                     Title:  Senior Vice President

The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written.

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION


By:
Name:
Title:


GOLDMAN, SACHS & CO.


By:
                             (Goldman, Sachs & Co.)

                                   SCHEDULE A






                                                         Principal
                                                         Amount
                                                         Senior Notes

Donaldson, Lufkin & Jenrette
  Securities Corporation                                 $112,000,000
Goldman, Sachs & Co.                                     $48,000,000

               Total:                                    $160,000,000

                                   SCHEDULE B



Alabama
Arizona
Arkansas
California
Colorado
Connecticut
District of Columbia
Florida
Georgia
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Montana
Nebraska
Nevada

New Hampshire
New Jersey
New Mexico
North Carolina
North Dakota
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas
Utah
Vermont
Virginia
Washington
West Virginia
Wisconsin
Wyoming

                                   APPENDIX A


                                       29